Long-Term Investments (Tables)	12 Months Ended
Dec. 31, 2024
Long-Term Investments [Abstract]
Schedule of Long-Term Investments

Long-term investments were comprised of the following:

	December 31,	December 31,
	2024	2023
Investment in MarsLand Global Limited (“MarsLand”) (a)	$224,800	$224,800
Less: impairment against investment in Marsland	(224,800)	-
Investment in Marsland, net	-	224,800

Investment in Quleduo Technology Co., (“Quleduo”) (b)	1,500,000	1,000,000
Less: share of equity loss in Quleduo	(19,200)	-
Investment in Quleduo, net	1,480,800	1,000,000

Investment in DaoMax Technology Co., Ltd, (“DaoMax”) (c)	546,000	546,000
Less: impairment against investment in DaoMax	(546,000)	-
Investment in DaoMax, net	-	546,000
	$1,480,800	$1,770,800

(a) Investment in MarsLand

MarsLand is a privately held company. In May 2023, the Company, through Saving Digital Pte. Ltd. (“Saving Digital”), its wholly owned subsidiary, invested consideration of $300,000 in USDC, which represents 30% of equity interest in MarsLand. The Company used equity method to measure the investment in MarsLand. For the year ended December 31, 2024, Marsland reported an underperformance and a majority of the employees resigned from Marsland. The Company assessed indicators reflecting an other-than-temporary decline in fair value below the carrying value. Accordingly, the Company provided full impairment against the investment in Marsland.

(b) Investment in Quleduo

Quleduo is a privately held company which is engaged in software design and development. In May and September 2023 and January 2024, the Company made a total cash consideration of $1,500,000 in three instalments to acquire 25% of equity interest in Quleduo. The Company used equity method to measure the investment in Quleduo. For the year ended December 31, 2024, Quleduo incurred net loss of approximately $0.1 million and the Company recorded share of equity loss of $19,200. The Company assessed indicators reflecting an other-than-temporary decline in fair value below the carrying value and did not provide impairment against the investment in Quledu  o.

(c) Investment in DaoMax

In June 2023, October 2023 and December 2023, the Company, through Saving Digital, invested an aggregated cash consideration of $546,000 in DaoMax in exchange for a total of 7.6% equity interest in the investee. DaoMax is a privately held company, over which the Company neither has control nor significant influence through investment in ordinary shares. The Company accounted for the investment in DaoMax using the measurement alternative at cost, less impairment, with subsequent adjustments for observable price changes resulting from orderly transactions for identical or similar investments of the same issuer.

DaoMax just commenced its operations in October 2023, and incurred minimal losses through December 31, 2024. In September 2024, DaoMax was closed as DaoMax assessed that it could generate profits from operations. For the year ended December 31, 2024, the Company provided full impairment of $546,000 against investment in DaoMax.